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                                                                       Exhibit 1

                             ARVIN INDUSTRIES, INC.

                            (an Indiana corporation)

                                Debt Securities

                   UNDERWRITING AGREEMENT - BASIC PROVISIONS
                   -----------------------------------------


                                                               February __, 1994

To:  The Underwriters named in
     the within-mentioned Terms
     Agreement

Dear Sirs:

  Arvin Industries, Inc., an Indiana corporation (the "Company"), proposes to issue and sell up to $75,000,000 aggregate principal amount of its Debt Securities (the "Securities") in one or more offerings on terms determined at the time of sale. The Securities will be issued under an indenture dated as of July 3, 1990 (the "Indenture"), between the Company and Harris Trust and Savings Bank, as trustee (the "Trustee"). Each issue of Securities may vary as to aggregate principal amount, maturity date or dates, interest rate or rates and timing of payments thereof, redemption provisions and sinking fund requirements, if any, and any other variable terms which the Indenture contemplates may be set forth in the Securities as issued from time to time.

  Whenever the Company determines to make an offering of Securities, it will enter into an agreement substantially in the form of Exhibit A hereto (the "Terms Agreement") providing for the sale of such Securities to, and the purchase and offering thereof by, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Lehman Brothers Inc. (together, the "Representatives"), and each of the other underwriters named therein (the "Underwriters" or "you", which terms shall include the Representatives whether acting alone in the sale of Securities or as members of an underwriting syndicate). The Terms Agreement relating to each offering of Securities shall specify the principal amount of Securities to be issued and their terms not otherwise specified in the Indenture, the name or names of the Underwriters participating in such offering (subject to substitution as provided in Section 10 hereof) and the principal amount of Securities which each severally agrees to purchase, the price at which the Securities are to be purchased by the Underwriters from the Company, the initial public offering price and the time and place of delivery and payment. Each offering of Securities will be governed by this Agreement, as supplemented by
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the applicable Terms Agreement, and this Agreement and such Terms Agreement shall inure to the benefit of and be binding upon each Underwriter participating in the offering of such Securities.

  The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 33-41242) relating to the Securities and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933 (the "1933 Act") and has filed such amendments thereto as may have been required to the date hereof. Such registration statement, as amended, has been declared effective by the Commission, and the Indenture has been qualified under the Trust Indenture Act of 1939 (the "1939 Act"). Such registration statement, as amended, and the prospectus relating to the sale of Securities by the Company constituting a part thereof, including all documents incorporated therein by reference, as from time to time amended, updated or supplemented pursuant to the Securities Exchange Act of 1934 (the "1934 Act"), the 1933 Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus", respectively; provided, however, that a supplement of the Prospectus contemplated by Section 3(a) hereof (a "Prospectus Supplement", which term shall include any preliminary Prospectus Supplement) shall be deemed to have supplemented the Prospectus only with respect to the offering of Securities to which it relates.

  All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

  SECTION 1. Representations and Warranties. The Company represents and warrants to you as of the date hereof, as of the date of the applicable Terms Agreement and as of the Closing Time, as hereinafter defined, under such Terms Agreement (in each case, the "Representation Date") as follows:

     (a) The Registration Statement and the Prospectus, at the time the Registration Statement became effective and as of the applicable Representation Date, complied and will comply in all material respects with the 1933 Act, the rules and regulations of the Commission under the 1933 Act (the

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   "1933 Act Regulations") and the Trust Indenture Act of 1939, as amended (the
   "1939 Act") and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations"). The Registration Statement, at the time the Registration Statement became effective (or, if an amendment to the Registration Statement or an annual report on Form 10-K has been filed by the Company with the Commission subsequent to the effectiveness of the Registration Statement, then at the time of the most recent such filing) did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the time the Registration Statement became effective (unless the term "Prospectus" refers to a prospectus which has been or will be provided to the Underwriters by the Company for us in connection with the offering of Securities which differs from the Prospectus on file with the Commission at the time the Registration Statement became effective, in which case, at the time it is provided to the Underwriters for such use), and as of the applicable Representation Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter, or on behalf of any Underwriter by the Representatives, expressly for use in the Registration Statement or Prospectus.

     (b)  The documents incorporated by reference in the Prospectus pursuant to
   Item 12 of Form S-3 under the 1933 Act, at the time they were or hereafter are filed or last amended, as the case may be, with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, when read together and with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto became or become effective and at each Representation Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were or are made, not misleading.

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     (c) The accountants who certified the financial statements and supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

     (d) The financial statements (other than quarterly or other unaudited interim financial statements) included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent (except as otherwise stated therein) basis; the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; and the Company's ratios of earnings to fixed charges (actual and, if any, pro forma) included in the Prospectus and in
   Exhibit 12 to the Registration Statement have been calculated in compliance with Item 503(d) of Regulation S-K of the Commission. Any quarterly or other unaudited interim financial statements, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus, have been prepared in compliance with the applicable requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations and have been prepared on a basis substantially consistent (except as otherwise stated therein) with that of the applicable audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus, and such unaudited interim financial statements contain all adjustments necessary to present a fair statement of the results of operations for the periods reported. The financial information and statistical data set forth in the Prospectus under the captions "Selected Financial Data" and "Capitalization" are fairly stated in all material respects in relation to the consolidated financial statements of the Company from which they have been derived.

     (e) Since the respective dates as to which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein (including information contained in documents subsequently incorporated by reference in the Registration Statement or the Prospectus), (1) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not

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   arising in the ordinary course of business; (2) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise; and
   (3) except for regular dividends, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

     (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Indiana with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not in the aggregate have a material adverse effect on the business or assets of the Company and its subsidiaries considered as one enterprise.

     (g) Each Significant Subsidiary of the Company (as that term is used in Rule 405 of the 1933 Act Regulations) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not in the aggregate have a material adverse effect on the business or assets of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each Significant Subsidiary shown as owned by the Company on Schedule A to this Agreement has been duly authorized and validly issued and is fully paid and nonassessable and is owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim.

     (h) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to reservations or agreements referred to in the Prospectus); the issued and outstanding

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   Common Shares, par value $2.50 per share, of the Company (the "Common
   Shares"), have been duly authorized and validly issued and are fully paid and nonassessable; and the Common Shares conform to all statements relating thereto contained in the Prospectus and the Registration Statement.

     (i) Neither the Company nor any of its subsidiaries is in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, joint venture agreement, mortgage, loan agreement, note, lease or other instrument to which it or its property may be bound; and the execution and delivery of this Agreement, the applicable Terms Agreement, the Indenture and the Securities and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, joint venture agreement, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any applicable law, administrative regulation or administrative or court decree.

     (j) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries' principal suppliers, manufacturers or contractors which might be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

     (k) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which is required to be disclosed in the Registration Statement or the Prospectus (other than as disclosed therein), or which might materially and adversely affect the consummation of this Agreement or the applicable Terms Agreement or, except in cases in which such

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   consequences are remote, which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or, except in cases in which such consequences are remote, which might materially and adversely affect the properties or assets thereof; all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their property is the subject which are not described in the Registration Statement or the Prospectus, including ordinary routine litigation incidental to the Company's business, are, considered in the aggregate, not material to the Company and its subsidiaries considered as one enterprise; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

     (l) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, the "Intellectual Property") presently employed by them in connection with the business now operated by them, except where the failure to own or possess, or inability to so acquire, such Intellectual Property would not result in any material adverse change in the condition, financial or otherwise, or in the assets, earnings, affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the condition, financial or otherwise, or in the assets, earnings, affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

     (m) No authorization, approval or consent of any court or governmental authority or agency is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws for the Securities and the qualification of the Indenture under the 1939 Act.

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     (n) The Company and its subsidiaries possess such certificates, authorities or permits issued by the appropriate state, federal or foreign governmental or regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to possess such certificates, authorities or permits would not materially and adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would materially and adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise.

     (o) This Agreement has been, and after its execution and delivery, the applicable Terms Agreement will be, duly authorized, executed and delivered by the Company.

     (p) The Indenture has been duly authorized by the Company and has been duly qualified under the 1939 Act and duly executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

     (q) The Securities have been duly authorized for issuance and sale pursuant to this Agreement and the applicable Terms Agreement (or will have been so authorized prior to each issuance of Securities) and, at the applicable Closing Time, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor specified in the applicable Terms Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles, and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

     (r) The Securities and the Indenture will conform in all material respects to the respective statements relating

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   thereto contained in the Prospectus and will be in substantially the respective forms filed or incorporated by reference, as the case may be, as exhibits to the Registration Statement.

     (s) The Securities rank and will rank on a parity with all unsecured indebtedness (other than subordinated indebtedness) of the Company that is outstanding on the date hereof or that may be incurred hereafter, and senior to all subordinated indebtedness of the Company that is outstanding on the date hereof or that may be incurred hereafter.

     (t) The Company meets, and on the effective date of the Registration Statement met and on each Representation Date will meet, the requirements for use of Form S-3 under the 1933 Act and the 1933 Act Regulations.

  Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with an offering of Securities shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

  SECTION 2. Purchase and Sale. The several commitments of the Underwriters to purchase Securities pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

  Payment of the purchase price for, and delivery of, any Securities to be purchased by the Underwriters shall be made at the place set forth in the applicable Terms Agreement, or at such other place as shall be agreed upon by the Representatives and the Company, on the fifth business day (unless postponed in accordance with the provisions of Section 10) following the date of the applicable Terms Agreement or such other time not later than ten business days following the date of the applicable Terms Agreement as shall be agreed upon in writing by the Representatives and the Company (each such time and date being referred to as a "Closing Time"). Payment shall be made to the Company by certified or official bank check or checks in New York Clearing House or similar next day funds payable to the order of the Company against delivery to the Representatives for the respective accounts of the Underwriters of the Securities to be purchased by them. Such Securities shall be in such denominations and registered in such names as the Representatives may request in writing at least two business days prior to the applicable Closing Time. Such Securities, which may be in temporary form, will be made available for examination and packaging by the Representatives on or before the first business day prior to the applicable Closing Time.

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  SECTION 3.  Covenants of the Company.  The Company covenants with each
Underwriter as follows:

     (a) Immediately following the execution of each Terms Agreement, the Company will prepare a Prospectus Supplement setting forth the principal amount of Securities covered thereby and their terms not otherwise specified in the Indenture, the names of the Underwriters and the principal amount of Securities which each severally has agreed to purchase, the names of the Representatives, the price at which the Securities are to be purchased by the Underwriters from the Company, the initial public offering price, the selling concession and reallowance, if any, and such other information as the Representatives and the Company deem appropriate in connection with the offering of the Securities. The Company will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424 of the 1933 Act Regulations and will furnish to the Underwriters named therein as many copies of the Prospectus, such Prospectus Supplement and any preliminary Prospectus Supplement as such Underwriters shall reasonably request.

     (b) From the date of a Terms Agreement, and for so long as a Prospectus is required to be delivered in connection with the sale of Securities covered by such Terms Agreement, the Company will notify the Representatives immediately, and confirm the notice in writing, (i) of the effectiveness of any amendment to the Registration Statement, (ii) of the mailing or the delivery to the Commission for filing of any supplement to the Prospectus or any document to be filed pursuant to the 1934 Act which will be incorporated by reference into the Registration Statement or Prospectus, (iii) of the receipt of any comments or other communications from the Commission with respect to the Registration Statement, the Prospectus or any Prospectus Supplement, (iv) of any request by the Commission for any amendment to the Registration Statement of any amendment or supplement to the Prospectus or for additional information, and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (c) From the date of a Terms Agreement, and for so long as a Prospectus is required to be delivered in connection with the sale of Securities covered by such Terms Agreement, the Company will give the Representatives notice

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   of its intention to file any amendment to the Registration Statement or any amendment or supplement to the Prospectus (including through the filing of documents under the 1934 Act or a prospectus filed pursuant to Rule 424(b) which differs from the prospectus on file at the Commission), whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such amendment or supplement or other documents proposed to be filed a reasonable time in advance of filing, and will not file any such amendment or supplement to which the Representatives or counsel for the Underwriters shall reasonably object.

     (d) The Company will deliver to the Representatives as many signed and conformed copies of the registration statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act) as the Representatives may reasonably request, and will also deliver to the Representatives a conformed copy of the Registration Statement and each amendment thereto for each of the Underwriters.

     (e) If at any time when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel for the Company, to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in the light of circumstances existing at the time it is delivered to a purchaser or prospective purchaser or if it shall be necessary, in the opinion of either such counsel, at any such time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the 1934 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement comply with such requirements.

     (f) The Company will endeavor, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may designate, and will maintain such qualifications in effect for as long as may be required for

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   the distribution of the Securities.  The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as provided above.

     (g) With respect to each sale of Securities, the Company will make generally available to its security holders as soon as practicable, but not later than 60 days after the close of the period covered thereby, earnings statements (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering twelve-month periods beginning, in each case, not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158) of the Registration Statement relating to such Securities that satisfies the provisions of Section 11(a) of the 1933 Act and the 1933 Act Regulations.

     (h) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus and the Prospectus Supplement relating to such Securities under "Use of Proceeds".

     (i) The Company will use its best efforts to list the Securities on the exchanges, if any, specified in the related Terms Agreement.

     (j) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

     (k) For a period of five years after each Closing Time, the Company will furnish to the Representatives copies of all reports and communications delivered to shareholders or holders of any of the Securities as a class and will also furnish copies of all reports (excluding exhibits, unless requested by the Representatives) filed with the Commission on Forms 8-K, 10-Q and 10-K.

     (l) For a period of 21 days from the date of any Terms Agreement, the Company will not, without the Representatives' prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, enter into an agreement to sell, or otherwise dispose of, any Securities described in such Terms Agreement or securities similar to such Securities, or any securities convertible into or exchangeable or exercisable for any such Securities or any such similar securities, except for

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   Securities sold pursuant to such Terms Agreement, and the Company will not file a registration statement under the 1933 Act with respect to any such securities or securities similar to such securities of the Company held by others.

  SECTION 4. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement and each Terms Agreement, including (i) the preparation, printing, filing and delivery of the registration statement (as originally filed) and all amendments thereto, (ii) the preparation, issuance and delivery to the Underwriters of the certificates for the Securities, (iii) the fees and disbursements of the Company's counsel and accountants, (iv) the qualification of the Securities under applicable state securities laws in accordance with the provisions of Section 3(f), including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky Survey and Legal Investment Survey, (v) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the registration statement (as originally filed) and any amendments thereto, and of the Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of the Indenture and any Blue Sky Survey and Legal Investment Survey, (vii) the fees of rating agencies, (viii) the fees and expenses, if any, incurred in connection with the listing of the Securities on any securities exchange, (ix) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities, and (x) the fees, if any, of the National Association of Securities Dealers, Inc.

  If a Terms Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(i), the Company shall reimburse the Underwriters named in such Terms Agreement for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

  SECTION 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase Securities pursuant to any Terms Agreement are subject to the accuracy of the representations and warranties on the part of the Company herein contained, to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance by the Company of its obligations, covenants and agreements hereunder, and to the following further conditions:

     (a) At the applicable Closing Time (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel for the Underwriters, (ii) the rating assigned by any nationally recognized securities rating agency to any debt securities or preferred shares of the Company as of the date of the applicable Terms Agreement shall not have been lowered since the execution of such Terms Agreement and no such agency shall have publicly announced that it has placed any of such debt securities or preferred shares on what is commonly termed a "watch list" for possible downgrading, and (iii) there shall not have come to the attention of the Representatives any facts that cause them, after disclosing such facts to, and discussing them with, the Company, reasonably to believe that the Prospectus, together with the applicable Prospectus Supplement, at the time it was required to be delivered to a purchaser of the Securities, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading.

     (b) At the applicable Closing Time, the Representatives shall have received:

         (1) The favorable opinion, dated as of the applicable Closing Time, of Schiff Hardin & Waite, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

            (i) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Indiana and a certificate of existence has been issued with respect thereto as of a recent date pursuant to Section 23-1-18-9 of the Indiana Business Corporation Law.

            (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus.

            (iii) To the best of their knowledge and information, the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify would not in the aggregate have a material adverse effect on the business or assets of the Company and its subsidiaries considered as one enterprise.

            (iv) Each Significant Subsidiary of the Company incorporated in a jurisdiction in the United States of America and set forth on Schedule A to this Agreement has been duly incorporated and is validly existing as a corporation under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus; all of the issued and outstanding capital stock of each such subsidiary which is held by the Company or any direct or indirect subsidiary of the Company has been duly authorized and validly issued.

            (v) This Agreement and the applicable Terms Agreement have been duly authorized, executed and delivered by the Company.

            (vi) The Registration Statement is effective under the 1933 Act and, to the best of their knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

            (vii) At the time the Registration Statement became effective and at the Representation Date, the Registration Statement (other than the financial statements, supporting schedules or other financial or statistical information or data included or incorporated by reference therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations, the 1939 Act and the 1939 Act Regulations, and nothing has come to their attention that leads them to believe that the Registration Statement (other than the financial statements, supporting schedules and other financial or statistical information or data included or incorporated by reference therein, as to which no opinion need be rendered), at the time it became effective or at the applicable Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as amended or supplemented at the date of the applicable Terms Agreement or at the applicable Closing Time, including the documents incorporated by reference therein (other than the financial statements, supporting schedules and other financial or statistical information or data included or incorporated by reference therein, as to which no opinion need be rendered) included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (viii) To the best of their knowledge and information, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Registration Statement, other than those disclosed in the Prospectus or in any document incorporated by reference therein.

            (ix) Each document filed pursuant to the 1934 Act (other than the financial statements, supporting schedules and other financial or statistical information or data included therein, as to which no opinion need be rendered) and incorporated by reference in the Prospectus at the Representation Date, complied when so filed (or, if amended, when and as amended prior to the date of the Prospectus) as to form in all material respects with the 1934 Act and the 1934 Act Regulations.

            (x) To the best of their knowledge and information, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described, referred to or incorporated by reference in the Registration Statement at the Representation Date or to be filed as exhibits thereto other than those described, referred to or incorporated by reference therein or filed as exhibits thereto, and the descriptions thereof or references thereto in the Registration Statement at the Representation Date are correct.

            (xi) No authorization, approval, consent or order of any court or governmental authority or agency is required in connection with the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations or state securities laws and the qualification of the Indenture under the 1939 Act; the execution and delivery by the Company of this Agreement, the applicable Terms Agreement (including this Agreement as incorporated by reference therein), the Indenture and the Securities and the consummation of the transactions contemplated herein and therein will not result in any violation of the provisions of the charter or by-laws of the Company; and to the best of their knowledge and information, the execution and delivery by the Company of this Agreement, the applicable Terms Agreement (including this Agreement as incorporated by reference therein), the Indenture and the Securities and the consummation of the transactions contemplated herein and therein will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument identified to such counsel by the Company as being material and to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of any applicable law, administrative regulation or any administrative or court order or decree known to them.

            (xii) The Indenture has been duly and validly authorized, executed and delivered by the Company, is substantially in the form incorporated by reference as an exhibit to the Registration Statement at the time the Registration Statement became effective, and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

            (xiii) The Securities covered by the applicable Terms Agreement are in the form contemplated by the Indenture, have been duly and validly authorized by the Company and, when executed and authenticated by the Trustee in the manner provided in the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee) and delivered against payment of the purchase price therefor specified in the applicable Terms Agreement, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

            (xiv)  The Indenture is qualified under the 1939 Act.

            (xv) The Indenture and the Securities covered by the applicable Terms Agreement conform in all material respects to the descriptions thereof, subject to the limitations stated therein, contained in the Prospectus and the applicable Prospectus Supplement.

            (xvi) The information in the Prospectus under "Description of Debt Securities" and in the applicable Prospectus Supplement under "Description of Notes" (or any similar heading for the section of the applicable Prospectus Supplement describing the Securities), to the extent that it constitutes descriptions of the Indenture and Securities, has been reviewed by them and is correct, subject to the limitations stated therein, in all material respects.


         (2) The favorable opinion, dated as of the applicable Closing Time, of Ronald R. Snyder, Esq., Vice President, General Counsel and Secretary of the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

            (i) To the best of his knowledge and information, the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify would not in the aggregate have a material adverse effect on the business or assets of the Company and its subsidiaries considered as one enterprise.

            (ii) To the best of his knowledge and information, each Significant Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease or operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify would not in the aggregate have a material adverse effect on the business or assets of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such Significant Subsidiary shown as owned by the Company on Schedule A to this Agreement has been duly authorized and validly issued, is fully paid and nonassessable, and such interest is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim.

            (iii) Nothing has come to such counsel's attention that leads him to believe that the Registration Statement, at the time it became effective or at the applicable Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as amended or supplemented at the date of the applicable Terms Agreement or at the applicable Closing Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (iv) To the best of his knowledge and information, no authorization, approval consent or order of any court or governmental authority or agency is required in connection with the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations or state securities laws and the qualification of the Indenture under the 1939 Act.

            (v) To the best of his knowledge and information, except as described in the Registration Statement, at the time it became effective or at the applicable Representation Date, there is no action, suit or proceeding before or by any court or governmental agency or body now pending or threatened against or affecting the Company or any of its subsidiaries in which it is probable that such action, suit or proceeding, except in cases in which such consequences are considered remote, will have any material adverse effect on the condition, financial or otherwise, or in the earnings, affairs, assets, properties or business prospects of the Company and its subsidiaries considered as one enterprise.

            (vi) To the best of his knowledge and information, no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument described, referred to, or filed or incorporated by reference in the Registration Statement, at the time it became effective or at the applicable Representation Date, or the Company's Annual Report on Form 10-K for the year ended January 3, 1993, which defaults in the aggregate are material to the Company and its subsidiaries considered as one enterprise.

         (3) The favorable opinion or opinions, dated as of the applicable Closing Time, of Mayer, Brown & Platt, counsel for the Underwriters, with respect to the incorporation of the Company, the validity of the Securities being sold at the Closing Time, the

       Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably request, and such counsel shall have received such papers and information as they reasonably request to enable them to pass upon such matters. In giving their opinion, Mayer, Brown & Platt may rely as to matters of Indiana corporate law upon the opinion of Schiff Hardin & Waite.

     (c) At the applicable Closing Time there shall not have been, since the date of the applicable Terms Agreement or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice President of the Company and of the Chief Financial Officer, Chief Accounting Officer or Treasurer of the Company, dated as of such Closing Time, to the effect that (i) there has been no such material adverse change; (ii) the representations and warranties in
   Section 1 are true and correct with the same force and effect as though expressly made again at and as of such Closing Time; (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to such Closing Time; and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

     (d) The Representatives shall have received from Price Waterhouse and any other independent certified public accountants who have reviewed financial statements included in the Registration Statement, the Prospectus or the applicable Prospectus Supplement letters, dated as of the applicable Terms Agreement and as of the applicable Closing Time, in form and substance satisfactory to the Representatives to the effect that:

            (i) They are independent public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations.

            (ii) It is their opinion that the financial statements and supporting schedules included or incorporated by reference in the Registration Statement and covered by their opinion therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations.

            (iii) Based upon limited procedures set forth in detail in such letter, nothing has come to their attention which causes them to believe that:

                (A) The unaudited financial statements and supporting schedules of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus;

                (B) The amounts set forth under the caption "Selected Financial Data" (or other similar caption) in the Prospectus were not determined on a basis substantially consistent with that used in determining the corresponding amounts in the Company's audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus; or

                (C) At a specified date not more than five days prior to the date of the letters, there has been any change in the capital stock of the Company or any increase in the consolidated long-term debt of the Company and its subsidiaries or any decrease in consolidated net current assets or net assets as compared with the amounts shown in the Company's most recent consolidated balance sheet included or incorporated by reference in the Registration Statement and the Prospectus or, during the period from the date of such balance sheet to a specified date not more than five days prior to the date of the letters, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net sales, net earnings or primary net earnings per share of the Company and its subsidiaries, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur.

            (iv) In addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included in the Registration Statement and Prospectus and which have been specified by the Representatives, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

     (e) At the applicable Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

     (f) At the applicable Closing Time, the Securities shall have been duly approved for listing and trading on the exchange specified in the related Terms Agreement, subject only to notice of issuance.

  If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, the applicable Terms Agreement may be terminated by the Representatives by notice to the Company at any time at or prior to the applicable Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4.

   SECTION 6.  Indemnification.

     (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
   Section 15 of the 1933 Act as follows:

         (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including all documents incorporated by reference therein, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, Prospectus Supplement or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

         (3) against any and all expense whatsoever, as incurred (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by you) reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (1) or (2) above;

provided, however, that this indemnity shall not apply to any loss, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus, Prospectus Supplement or the Prospectus (or any amendment or supplement thereto).

     (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection
   (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus, Prospectus Supplement or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus, Prospectus Supplement or the Prospectus (or any amendment or supplement thereto).

     (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

  SECTION 7. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 6 is for any reason held to be
unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and one or more of the Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the relevant Prospectus Supplement bears to the initial public offering price of the Securities appearing thereon and the Company is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

  SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement and the applicable Terms Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any termination of the applicable Terms Agreement (including this Agreement as incorporated by reference therein), or any investigation made by or on behalf of any Underwriter or any controlling person, or by or on behalf of the Company, and shall survive delivery of any Securities to the Underwriters.

  SECTION 9. Termination. The Representative may terminate the applicable Terms Agreement (including this Agreement, as incorporated by reference therein), by notice to the Company, at any time at or prior to the applicable Closing Time (i) if there has been, since the date of such Terms Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other calamity or crisis, the effect of which is such as to make it, in the Representatives' sole judgment, impracticable to market the Securities or enforce contracts for the sale of the Securities, or (iii) if trading in the Common Shares has been suspended by the Commission, or if trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal, New York, Indiana or Illinois authorities. In the event of any such termination, such termination shall be without liability of any party to any other party except as provided in Section 4. Notwithstanding any such termination, the provisions of Sections 6 and 7 shall remain in effect.

  SECTION 10. Default. If one or more of the Underwriters shall fail at the applicable Closing Time to purchase the Securities which it or they are obligated to purchase under the applicable Terms Agreement (the "Defaulted Securities"), then the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

     (a) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Securities to be purchased pursuant to such Terms Agreement, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations under the applicable Terms Agreement (including this Agreement as incorporated by reference therein) bear to the underwriting obligations of all such non-defaulting Underwriters, or

     (b) if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of the Securities to be purchased pursuant to such Terms Agreement, such Terms Agreement (including this Agreement as incorporated by reference therein) shall terminate without liability on the part of any non-defaulting Underwriter.

  No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under the applicable Terms Agreement or this Agreement.

  In the event of any such default which does not result in a termination of the applicable Terms Agreement (including this

Agreement as incorporated by reference therein), either the Representatives or the Company shall have the right to postpone the applicable Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement, Prospectus or applicable Prospectus Supplement, or in any other documents or arrangements.

  SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives as provided in the applicable Terms Agreement. Notices to the Company shall be directed to it at One Noblitt Plaza, Post Office Box 3000, Columbus, Indiana 47202, Attention: Ronald R. Snyder, Esq., Vice President, General Counsel and Secretary, with a copy to Schiff Hardin & Waite, 7200 Sears Tower, Chicago, Illinois 60606, Attention: Frederick L. Hartmann, Esq.

  SECTION 12. Parties. The applicable Terms Agreement and this Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in the applicable Terms Agreement or this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto or thereto and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of the applicable Terms Agreement or this Agreement or any provision therein or herein contained. The applicable Terms Agreement and this Agreement and all conditions and provisions thereof and hereof are intended to be for the sole and exclusive benefit of the parties and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

  SECTION 13. Governing Law and Time. This Agreement and each Terms Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein or in the applicable Terms Agreement, specified times of day refer to New York City time.

                                           Very truly yours,


                                           ARVIN INDUSTRIES, INC.


                                           By:_______________________________
                                           Title:____________________________

   MERRILL LYNCH & CO.
   MERRILL LYNCH, PIERCE, FENNER
     & SMITH INCORPORATED
   LEHMAN BROTHERS INC.

   By:  MERRILL LYNCH, PIERCE, FENNER
        & SMITH INCORPORATED
   By: ______________________________
            Authorized Signatory

                              Schedule A

                                           Jurisdiction of
Subsidiary Name                            Organization
- ---------------                            ---------------
Maremont Corporation                       Delaware
Arvin International Holding, Inc.          Indiana
Roll Coater, Inc.                          Indiana
Arvin Cheswick B.V.                        The Netherlands
Arvin International U.K., PLC              United Kingdom
Arvin Ride Control Products, Inc.          Canada
Arvin Cheswick International B.V.          The Netherlands

                                                                       Exhibit A

                             ARVIN INDUSTRIES, INC.
                                Debt Securities
                                TERMS AGREEMENT
                                ---------------


                                                             _____________, 1994

To:  Arvin Industries, Inc.
     One Noblitt Plaza
     Post Office Box 3000
     Columbus, Indiana  47202

Dear Sirs:

  We understand that Arvin Industries, Inc., an Indiana corporation (the "Company"), proposes to issue and sell $75,000,000 aggregate principal amount of its Debt Securities. Subject to the terms and conditions set forth herein or incorporated by reference herein, the underwriters named below (the "Underwriters") hereby offer to purchase such Securities.

  The Securities to be purchased by the Underwriters, which are to be issued under an Indenture dated as of July 3, 1990, between the Company and Harris Trust and Savings Bank, as Trustee, shall have the following terms:

  Title:  __% Notes due February __, 2001.

  Principal Amount to be Issued:  $75,000,000.

  Date of Maturity:  February __, 2001.

  Interest Rate:  _____%.

  Interest Payment Dates:  February ___ and August ___ of each year.

  Date From Which Interest Accrues:  February __, 1994.

  Public Offering Price:  ____%, plus accrued interest from February __, 1994.

  Purchase Price:  ____%, plus accrued interest from February __, 1994
    (payable in next-day funds).

  Redemption Provisions:  None.

  Sinking Fund Provisions:  None.

  Closing Date and Location:  _______ ___, 1994, 9:00 a.m.
    (Chicago time), Mayer, Brown & Platt, 190 South LaSalle
    Street, Chicago, Illinois 60603.

  Listing Requirements:  None.

  Additional underwriters, if any:  None.

  Current Ratings:  Moody's Investors Services - __; Standard & Poor's
    Corporation - __.

  All of the provisions contained in the document entitled "Arvin Industries, Inc. Debt Securities, Underwriting Agreement -Basic Provisions," dated as of February ____, 1994, a copy of which is attached hereto as Annex A, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined. Each Underwriter severally agrees, subject to the terms and provisions of this Terms Agreement, including the terms and provisions incorporated by reference herein, to purchase from the Company the principal amount of Securities set forth opposite its name.

                                         PRINCIPAL
            NAME                          AMOUNT
            ----                         ---------
Merrill Lynch, Pierce, Fenner & Smith    $
   Incorporated

Lehman Brothers Inc.                     $

  Any notice by the Company to the Underwriters pursuant to this Terms Agreement shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication addressed to: Merrill Lynch & Co., 5500 Sears Tower, Chicago, Illinois 60606; Attention: John M. Pratt.

  Please accept this offer by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

                                           MERRILL LYNCH & CO.
                                           MERRILL LYNCH, PIERCE, FENNER
                                             & SMITH INCORPORATED
                                           LEHMAN BROTHERS INC.

                                           By:  MERRILL LYNCH, PIERCE, FENNER
                                                  & SMITH INCORPORATED


                                           By: ______________________________
                                                   Authorized Signatory
Accepted:


ARVIN INDUSTRIES, INC.


By:_____________________
   Title:_______________